Taxation - Schedule of Reconciliation Tax Expense (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income tax at expected tax rate of zero percent	$ 0	$ 0	$ 0
Foreign statutory tax rates differential	(1,374)	7,825	3,027
Non-deductible expenses	245	60	73
Permanent differences, net	(1,453)	0	0
Other	(278)	(31)	(168)
Income tax (benefit) expense for the year	$ (2,860)	$ 7,854	$ 2,932